                                                                  Exhibit (a)(3)

                        Notice of Guaranteed Delivery.

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                       TENDER OF SHARES OF COMMON STOCK

                                      OF

                                LEARONAL, INC.

                                      TO

                          LIGHTNING ACQUISITION CORP.

                         A WHOLLY OWNED SUBSIDIARY OF

                             ROHM AND HAAS COMPANY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase described below), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                       The Depositary for the Offer is:

                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        By Mail:                   By Hand:            By Overnight Delivery:

     Reorganization             Reorganization             Reorganization
       Department          Department 120 Broadway,   Department 85 Challenger
  Post Office Box 3301      13th Floor New York, NY        RoadMail Stop-
  South Hackensack, NJ               10271            ReorgRidgefield Park, NJ
          07606                                                 07660

      By Facsimile Transmission:           Confirm Receipt of Facsimile by
   (For Eligible Institutions Only)                Telephone Only:


            (201) 296-4293                         (201) 296-4860

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

  The undersigned hereby tenders to Lightning Acquisition Corp., a New York corporation ("Purchaser") and a wholly owned subsidiary of Rohm and Haas Company, a Delaware corporation, upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated December 23, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, par value $1.00 per share (the "Shares"), of LeaRonal, Inc., a New York corporation, pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase.


 Signature(s) _______________________     Address(es) ________________________

 ____________________________________     ____________________________________
                                                                    ZIP CODE
 Name(s) of Record Holder(s) ________
                                          Area Code and Tel. No.(s) __________
 ____________________________________
         PLEASE PRINT OR TYPE             Check box if Shares will be
                                          tendered by book-entry transfer: [_]
 ____________________________________

 Number of Shares ___________________     Account Number _____________________

 Certificate No.(s) (If Available)

 ____________________________________

 ____________________________________

 Dated _________________________ 199_

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either certificates representing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

 ____________________________________     ____________________________________
             NAME OF FIRM                         AUTHORIZED SIGNATURE

 ____________________________________     Name _______________________________
               ADDRESS                            PLEASE PRINT OR TYPE

 ____________________________________     Title ______________________________
               ZIP CODE
                                          Date __________________________,199
 Area Code and Tel. No. _____________

 NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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